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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 1997

                           IMPERIAL HOLLY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
             TEXAS                                     001-10307                                   74-0704500
(STATE OR OTHER JURISDICTION OF                (COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

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                         ONE IMPERIAL SQUARE, SUITE 200
                               8016 HIGHWAY 90-A
                            SUGAR LAND, TEXAS 77487
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (281) 491-9181
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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This Current Report on Form 8-K/A amends the report on Form 8-K (the "Form 8-K")
filed by Imperial Holly Corporation in connection with its successful completion of the Tender Offer for 50.1% of the outstanding common stock of Savannah Foods
& Industries, Inc. Capitalized terms used but not defined herein or in the exhibits filed herewith shall have the meanings set forth in the Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


     Included as Exhibits 99.4 and 99.5 to this Form 8-K/A are the audited consolidated financial statements of Savannah Foods as of and for the year ended September 29, 1996 and the unaudited consolidated financial statements of Savannah Foods as of and for the nine months ended June 29, 1997, respectively.


         (b)     PRO FORMA FINANCIAL INFORMATION.


     Included as Exhibit 99.6 to this Form 8-K/A is the unaudited pro forma combined condensed financial statements of the Company and Savannah Foods as of and for the year ended March 31, 1997 and for the six months ended September 30, 1996 and 1997.



         (c)     EXHIBITS

         Exhibit 23.1     --      Consent of Price Waterhouse LLP

        *Exhibit 99.1     --      Press Release issued by Imperial Holly
                                  Corporation on October 17, 1997

        *Exhibit 99.2     --      Agreement and Plan of Merger, dated September
                                  12, 1997, among Imperial Holly Corporation,
                                  IHK Merger Sub Corporation and Savannah
                                  Foods & Industries, Inc.

        *Exhibit 99.3     --      Press Release issued by Imperial Holly
                                  Corporation on October 31, 1997

         Exhibit 99.4     --      Audited Consolidated Financial Statements
                                  of Savannah Foods & Industries, Inc. as of
                                  September 29, 1996 and October 1, 1995 and for the fiscal years ended September 29, 1996, October 1, 1995 and October 2, 1994.

         Exhibit 99.5     --      Unaudited Condensed Consolidated Financial
                                  Statements of Savannah Foods & Industries,
                                  Inc. as of and for the nine months ended June
                                  30, 1997.

         Exhibit 99.6     --      Pro Forma Combined Condensed Financial
                                  Statements of Imperial Holly Corporation and
                                  Savannah Foods & Industries, Inc. as of
                                  and for the year ended March 31, 1997 and for the six months ended September 30, 1996 and 1997.


--------------
  * Previously Filed.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMPERIAL HOLLY CORPORATION



Date: December 8, 1997




                                       By:  /s/ H. P. MECHLER
                                            -----------------------------------
                                            H. P. Mechler
                                            Vice President -- Accounting






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                                 EXHIBIT INDEX



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
         Exhibit No.              Description
         -----------              -----------
         Exhibit 23.1     --      Consent of Price Waterhouse LLP

        *Exhibit 99.1     --      Press Release issued by Imperial Holly
                                  Corporation on October 17, 1997

        *Exhibit 99.2     --      Agreement and Plan of Merger, dated September
                                  12, 1997, among Imperial Holly Corporation,
                                  IHK Merger Sub Corporation and Savannah
                                  Foods & Industries, Inc.

        *Exhibit 99.3     --      Press Release issued by Imperial Holly
                                  Corporation on October 31, 1997

         Exhibit 99.4     --      Audited Consolidated Financial Statements
                                  of Savannah Foods & Industries, Inc. as of
                                  September 29, 1996 and October 1, 1995 and for the fiscal years ended September 29, 1996, October 1, 1995 and October 2, 1994.

         Exhibit 99.5     --      Unaudited Condensed Consolidated Financial
                                  Statements of Savannah Foods & Industries,
                                  Inc. as of and for the nine months ended June
                                  30, 1997.

         Exhibit 99.6     --      Pro Forma Combined Condensed Financial
                                  Statements of Imperial Holly Corporation and
                                  Savannah Foods & Industries, Inc. as of
                                  and for the year ended March 31, 1997 and for the six months ended September 30, 1996 and 1997.


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-----------------

  * Previously Filed.